                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT
                        RELATING TO WENDT-BRISTOL HEALTH
                              SERVICES CORPORATION

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use of our report dated April 20, 1998, in the Registration Statement on Form S-4 and related Prospectus of Wendt-Bristol Health Services Corporation and Subsidiaries.


                                        /s/ HAUSSER + TAYLOR LLP



Columbus, Ohio
September 23, 1998